UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 24, 2018

EXPRESS SCRIPTS HOLDING COMPANY

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-35490	45-2884094
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Express Way, St. Louis, MO		63121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code: 314-996-0900

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 24, 2018, Express Scripts Holding Company (the “Company” or “Express Scripts”) announced the retirement of Christine Houston and the appointment of Neal Sample as Executive Vice President & Chief Operations Officer. Ms. Houston will remain with the Company as Executive Vice President for a period to be determined to conclude several key initiatives. The Company also announced the appointment of Everett Neville as Executive Vice President, Strategy, Supply Chain & Specialty.

Dr. Sample, age 43, served as Senior Vice President and Chief Information Officer since joining the Company in February 2016. Prior to joining Express Scripts, Dr. Sample served as President, Enterprise Growth at American Express, a global services, payments and travel company, from August 2014 to February 2016, as Chief Information Officer, Enterprise Growth at American Express from April 2012 to August 2014, as Chief Technology Officer, Commerce from May 2011 to April 2012 and as Vice President, Architecture, Technology Product Management at eBay from September 2010 to May 2011. He also served in various roles of increasing responsibility at Yahoo! from 2004 to 2010.

Mr. Neville, age 53, served as Senior Vice President, Supply Chain from March 2015 to November 2016, when he assumed the role of Senior Vice President, Supply Chain & Specialty. From March 2009 to March 2015 he served as Vice President, Pharma Strategy and Contracting. Mr. Neville has been with the Company for over 18 years. Prior to joining Express Scripts, Mr. Neville served in multiple clinical settings, including hospital and managed care, as a benefit consultant, pharmacist and pharmacy director.

Compensation changes in connection with the above appointments have not been determined.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXPRESS SCRIPTS HOLDING COMPANY

Date: January 26, 2018	By:	/s/ Martin P. Akins
Martin P. Akins
Senior Vice President and General Counsel